Exhibit 23.6

Lorelei Duke, Senior Manager

Geotechnical Engineering & Planning

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Lorelei Duke, have reviewed Sections 17.3.2, 17.6 and 17.8 of the report (which was authored by Greg Potter/Damian Carmichael) titled “Esterhazy Potash Technical Report Summary” effective December 31, 2021 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•	the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were reviewed and approved by me.

Dated: November 6, 2025

/s/ Lorelei Duke
Lorelei Duke, P.Eng.

Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #13944

Dean Gerhardt, Professional Geoscientist

Senior Geologist

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Dean Gerhardt, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Esterhazy Potash Facility” effective December 31, 2021 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 28, 2025

/s/ Dean Gerhardt
Dean Gerhardt, P.Geo.

Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #15189

Aimee Ottenbreit

Environmental Compliance Lead

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Aimee Ottenbreit, have reviewed Sections 17.2, 17.5 and 17.7 of the report (which was authored by Greg Potter/Damian Carmichael) titled “Esterhazy Potash Technical Report Summary” effective December 31, 2021 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•	the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were reviewed and approved by me.

Dated: November 6, 2025

/s/Aimee Ottenbreit
Aimee Ottenbreit

Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #13249

Jason Polvi

Engineering Superintendent - Mechanical Integrity

The Mosaic Company

Hwy 80 East

Esterhazy Sask. S0A 0XO

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Jason Polvi, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Esterhazy Potash Facility” effective December 31, 2021 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 29, 2025

/s/ Jason Polvi
Jason Polvi P.Eng APEGS 21217

Grant Shaver, Professional Engineer

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Grant Shaver, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Esterhazy Potash Facility” effective December 31, 2021 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 30, 2025

/s/ Grant Shaver
Grant Shaver

Association of Professional Engineers and Geoscientists of Saskatchewan (APEGS), License #14724

Jessica Theriault, Professional Engineer

The Mosaic Company

101 East Kennedy BLVD, Suite 2500

Tampa FL 33602

CONSENT OF QUALIFIED PERSON

To: The Mosaic Company (the “Company”)

Re: Registration Statement on Form S-3 of the Company

I, Jessica Theriault, am an author of the report titled “SEC S-K 1300 Technical Report Summary – Esterhazy Potash Facility” effective December 31, 2021 (the “Expert Report”) originally prepared for The Mosaic Company.

I understand that the Company wishes to make reference to my name and the Expert Report in the Registration Statement on Form S-3 and any amendments or supplements and/or exhibits thereto or the documents incorporated by reference therein (collectively, the “Form S-3”). I further understand that the Company wishes to use extracts and/or information from the Expert Report in the Form S-3. I have been provided with a copy of the Form S-3 and have reviewed the proposed disclosure identified above.

Accordingly, in respect of the Form S-3, I hereby consent to:

•

the use of, and references to, my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission);

•	the use of, and references to, the Expert Report in the Form S-3; and

•

the use, in the Form S-3, of any quotation from, or summarization of, or extracts and information from the Expert Report, or portions thereof, that were prepared by me, that I supervised the preparation of and/or that I have reviewed and approved.

Dated: October 29, 2025

/s/ Jessica Theriault
Jessica Theriault, P. Eng.

Association of Professional Engineers and Geoscientists of Saskatchewan, License #09947